Registrant Nos. 33-10583 and 811-4873


                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C. 20549


                                                     FORM N-1A

                       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                        PRE-EFFECTIVE AMENDMENT No.
                               POST-EFFECTIVE AMENDMENT No.    17             X
                                                        and
            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT No.    18                            X


                                              THE GABELLI GROWTH FUND
                            (Exact Name of Registrant as Specified in Charter)

                                  One Corporate Center, Rye, New York 10580-1434
                                      (Address of Principal Executive Office)
                                   Registrant's Telephone Number (800) 422-3554

                                                  Bruce N. Alpert
                                                Gabelli Funds, LLC
                                  One Corporate Center, Rye, New York 10580-1434
                                      (Name and Address of Agent for Service)



                                                    Copies to:
James E. McKee, Esq.                                      Richard T. Prins, Esq.
Gabelli Funds, Inc.                       Skadden, Arps, Slate, Meagher & Flom
One Corporate Center                                         919 Third Avenue
Rye, New York 10580-1434                               New York, New York 10022

It is proposed that this filing will become effective (check appropriate box):

                  immediately upon filing pursuant to Rule 485(b); or
          X on April 30, 1998 pursuant to paragraph (b); or 60 days after filing pursuant to Rule 485(a)(1); or on [____] pursuant to paragraph (a)(1); or 75 days after filing pursuant to Rule 485(a)(2); or on [____] pursuant to paragraph (a)(2)

If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.





                             THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                             http://www.gabelli.com

                                   PROSPECTUS
                                   May 1, 1999

                                Class AAA Shares

         This Prospectus contains important information about the Fund.
                    Please read it before  investing  and keep it
                              for future reference.



===============================================================================

        LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.
===============================================================================






                                                 TABLE OF CONTENTS

                                                                           Page

INVESTMENT AND PERFORMANCE SUMMARY............................................1
INVESTMENT AND RISK INFORMATION...............................................3
MANAGEMENT OF THE FUND........................................................4
PURCHASING, SELLING AND EXCHANGING SHARES....................................5
PRICING OF FUND SHARES........................................................5
DIVIDENDS AND DISTRIBUTIONS...................................................5
TAX INFORMATION...............................................................5
FINANCIAL HIGHLIGHTS..........................................................6





                                        INVESTMENT AND PERFORMANCE SUMMARY

Investment Objective:


The Gabelli Growth Fund (the "Fund") seeks to provide capital appreciation. Capital is the amount of money you invest in the Fund. Capital appreciation is an increase in the value of your investment. The Fund's secondary goal is to produce current income.

Principal Investment Strategies:

The Fund will primarily invest in common stocks and may also invest in securities which may be converted into common stocks. The Fund may also invest in foreign securities. The Fund focuses on securities of companies which appear to have favorable, yet undervalued, prospects for earnings growth and price appreciation. The Fund's adviser invests the Fund's assets in companies which it believes have above-average or expanding market shares, profit margins and returns on equity.

Principal Risks:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Investments in foreign securities involve risks related to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the Fund's adviser's judgments about the above-average growth potential of particular companies' stocks is incorrect and the perceived value of such stocks is not realized by the market, or their prices go down.

Who May Want to Invest:

The Shares offered herein (which for convenience are referred to as the "Class AAA Shares") are offered only to investors who acquire the shares directly through the Fund's distributor or through a select member of financial intermediaries with whom the distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

The Fund may appeal to you if:

                   you are a long-term investor or saver
                   you seek both growth of capital and some income you believe that the market will favor growth over value stocks over the long term you wish to include a growth strategy as a portion of your overall investments


You may not want to invest in the Fund if:

   you are seeking a high level of current income you are conservative in your investment approach you seek to maintain the value of your original investment more than potential growth of capital



An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:


The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1989), and by showing how the Fund's average annual returns for 1, 5 and 10 years compared to those of the S&P(R) 500 Stock Index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future.


BAR CHART   (Graphic Omitted)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                      Calendar Year       Total Return

                           1989              40.1%
                           1990              (2.0)%
                           1991              34.3%
                           1992               4.5%
                           1993              11.3%
                           1994              (3.4)%
                           1995              32.7%
                           1996              19.4%
                           1997              42.6%
                           1998              29.8%

During the period shown in the bar chart, the highest return for a quarter was 30.2% (quarter ended December 31, 1998) and the lowest return for a quarter was (14.5)% (quarter ended September 30, 1998).

----------------------------------------------- ----------------------- ---------------------- ----------------------
         Average Annual Total Returns               Past One Year          Past Five Years        Past Ten Years
  (for the periods ended December 31, 1998)
----------------------------------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------- ----------------------- ---------------------- ----------------------
The Gabelli Growth Fund Class AAA Shares                29.8%                   23.2%                  19.8%
----------------------------------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------- ----------------------- ---------------------- ----------------------
S&P(R)500 Stock Index*                                   28.7%                   24.1%                  19.2%
----------------------------------------------- ----------------------- ---------------------- ----------------------



* The S&P(R) 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The performance of the Index does not include expenses or fees.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA shares of the Fund.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees....................................................      1.00%
Distribution (Rule 12b-1) Expenses1................................      0.25%
Other Expenses.....................................................      0.16%
                                                                         -----
Total Annual Operating Expenses....................................      1.41%
                                                                         =====

----------------------
1 Long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.




Expense Example:

This example is intended to help you compare the cost of investing in Class AAA shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of the period, (3) your investment has a 5% return and (4) the Fund's operating expenses remain the same. This example is for comparison only and your actual costs may be higher or lower.

1 Year     3 Years    5 Years   10 Years
------     -------    -------   --------
$144        $446       $771     $1,691



                                          INVESTMENT AND RISK INFORMATION


The primary investment objective of the Fund is capital appreciation, and current income is a secondary objective. The Fund's investment objective may not be changed without shareholder approval.

The Fund focuses on securities of companies which appear to have favorable, yet undervalued, prospects for earnings growth and price appreciation. The Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), will invest the Fund's assets primarily in companies which it believes have above-average or expanding market shares, profit margins and returns on equity. The Adviser will sell any Fund investments which lose their perceived value when compared to other investment alternatives.

The Adviser uses fundamental security analysis to develop earnings forecasts for companies and to identify investment opportunities. The Adviser bases its analysis on general economic and industry data provided by the United States Government, various trade associations and other sources and published corporate financial data such as annual reports, 10-Ks and quarterly statements as well as direct interviews with company management. Generally, the Adviser makes investment decisions first by looking at individual companies and then by scrutinizing their growth prospects in relation to their industries and the overall economy. The Adviser seeks to invest in companies with high future earnings potential relative to their current market valuations.

The Fund's assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock, preferred stock and securities which may be converted at a later time into common stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. Warrants are rights to purchase securities at a specified time at a specified price.

The Fund may also use the following investment techniques:


         Foreign Securities. The Fund may invest up to 25% of its total assets in securities of non-U.S.
         issuers.


          Defensive Investments. When opportunities for capital appreciation do not appear attractive or when adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in "defensive investments." These include investment grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and short-term money market instruments maturing in less than one year such as high-quality commercial paper (rated at least "A-1" by Standard & Poor's Ratings Service or "P-1" by Moody's Investors Service, Inc.). When following a defensive strategy, the Fund will be less likely to achieve its investment goals.


          Borrowing. The Fund may borrow money from banks (1) as may be necessary for the clearance of portfolio transactions, and (2) for temporary or emergency purposes, including the meeting of redemption requests. Borrowing for any purpose (including redemptions) may not, in the aggregate, exceed 15% of the value of the Fund's total assets. Borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets at the time the borrowing is made. The Fund will not purchase any portfolio securities at any time its borrowings exceed 5% of its assets. The Fund may not use more than 20% of its assets as collateral in connection with the borrowings described above.

The Fund may also engage to a limited extent in other investment practices in order to achieve its investment goal, which are discussed in the SAI.

Investing in the Fund involves the following risks, listed in the order of importance.

          Equity Risk. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

          Fund and Management Risk. The Fund invests in growth stocks issued by larger companies. The Fund's price may decline because the market favors other stocks or small capitalization stocks over stocks of larger companies. If the Adviser is incorrect in its assessment of the growth prospects of the securities it holds, then the value of the Fund's shares may decline.

          Foreign Risk. The Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

          Borrowing Risk. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of securities purchased with borrowed funds. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of securities purchased.


                                              MANAGEMENT OF THE FUND


The Adviser. Gabelli Funds, LLC, with principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Trustees. The Adviser and its affiliates also manage several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited company organized in 1999 as successor to Gabelli Funds, Inc., a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management, Inc.("GAMI"), a publicly traded company listed on the New York Stock Exchange.


As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 1998, the Fund paid the Adviser an annual fee equal to 1.00% of the value of the Fund's average daily net assets.

The Portfolio Manager. Howard Frank Ward is responsible for the day-to-day management of the Fund. Mr. Ward is a Portfolio Manager of the Adviser, and he joined the Adviser in 1995. Prior to joining the Adviser, Mr. Ward was a Managing Director and Director of the Quality Growth Equity Management Group of Scudder, Stevens and Clark, Inc., with which he had been associated since 1982 and where he also served as a lead portfolio manager for several of its registered investment companies.


Year 2000. As the year 2000 approaches, an issue has emerged regarding how the software used by the Fund's service providers can accommodate the date "2000." Failure to adequately address this issue could result in major systems or process failures which could disrupt the Fund's operations. The Adviser is working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. The Fund cannot guarantee, however, that all year 2000 issues will be identified and corrected by January 1, 2000 and any non-compliant computer systems could hurt key Fund operations, such as shareholder servicing, pricing and trading. In addition, the Year 2000 problem may adversely affect the companies in which the Fund invests, particularly companies in foreign countries, which could lower the value of such companies' securities and negatively affect the Fund's performance. For example, these companies may incur substantial costs to correct the Year 2000 problem.

Rule 12b-1 Plan. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which allows the Fund to pay for the sale and distribution of its shares at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class AAA Shares. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Fund's Class AAA Shares as determined by the Board of Trustees. Because payments under the Plan are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Distribution Plan" in the SAI for more details regarding the Plan and the expenses payable under the Plan.

                                     PURCHASING, SELLING AND EXCHANGING SHARES

Information about purchasing, selling and exchanging your shares is contained in a separate document called the Owner's Manual which has been delivered with this Prospectus. The Owner's Manual is considered an integral part of this Prospectus. The Owner's Manual also contains information about the Telephone Investment Plan, Telephone Redemption Plan, Automatic Investment Plan, Systematic Withdrawal Plan and Retirement Plans.

                                              PRICING OF FUND SHARES

The net asset value per share of the Class AAA Shares is calculated on each day on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The net asset value per share of the Class AAA Shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., New York time. It is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Trustees of the Fund believe represents fair value.

The Fund may from time to time hold securities that are primarily listed on foreign exchanges. Such securities may trade on days when the Fund does not price its shares. Therefore, the net asset value of the Class AAA Shares may change on days when you are not able to purchase or redeem the Class AAA Shares.




                                            DIVIDENDS AND DISTRIBUTIONS


Dividends and distributions may differ for different classes of shares. They will be automatically reinvested for your account at net asset value in additional shares of the Fund, unless you instruct the Fund to pay all dividends and distributions in cash. If you elect cash distributions, you must instruct the Fund either to credit the amounts to your brokerage account or to pay the amounts to you by check. Dividends from net investment income and distributions of net realized capital gains, if any, will be paid at least annually. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

                                                  TAX INFORMATION

The Fund expects that its distributions will consist primarily of net investment income and capital gains, which may be taxable at different rates depending on the length of time the Fund holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, may be subject to federal, state or local taxes. An exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares; therefore, any gain you realize on such a transaction may be taxable. Foreign shareholders may be subject to special withholding requirements.


This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.



                                               FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's Class AAA shares. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available upon request.

Per share amounts for Class AAA shares of the Fund outstanding throughout each year ended December 31,




                                                   1998         1997            1996           1995           1994
                                                   ----         ----            ----           ----           ----
     Operating performance:
     Net asset value, beginning of year.          $28.63       $ 24.14        $ 22.16        $ 19.68        $ 23.26
                                                  ------       -------        -------        -------        -------
     Net investment income /(loss) .....           (0.09)       (0.06)           0.03           0.05           0.07
     Net realized and unrealized gain/(loss)
        on investments..................            8.60         10.34           4.27           6.39         (0.86)
                                                    ----         -----        -------       --------     ----------
     Total from investment operations...            8.51         10.28           4.30           6.44         (0.79)
                                                    ----         -----        -------       --------     ----------
     Distributions to shareholders from:
        Net investment income...........            ---         (0.00) (a)     (0.02)         (0.05)         (0.08)
        Excess of net investment income.            ---         (0.00) (a)       ---           ---           (0.01)
        Net realized gains..............           (1.74)       (5.79)         (2.30)         (3.91)         (2.39)
        Excess of net realized gains....           (0.00)(a)    (0.00) (a)       ---           ---           (0.31)
     Total distributions................           (1.74)       (5.79)         (2.32)         (3.96)         (2.79)
                                                   ------       ------       --------      ---------    -----------
     Net asset value, end of year.......          $35.40       $ 28.63        $ 24.14        $ 22.16        $ 19.68
                                                  ------       -------        -------        -------        -------
     Total return *.....................           29.8%        42.6%          19.4%           32.7%         (3.4)%
                                                   -----        -----       --------=      ---------    -----------
     Ratios to average net assets/
     supplemental data:
     Net assets, end of year (in 000's).............    $1,864,556   $ 943,985     $ 609,405        $ 533,041       $ 482,471
        Ratio of net investment income to average
          net assets....................          (0.33)%      (0.23)%         0.12%          0.22%          0.31%
        Ratio of operating expenses to average
          net assets....................           1.41%         1.43%         1.43%          1.44%          1.36%
     Portfolio turnover rate............            40%          83%           88%            140%           40%


*    Total return  represents  aggregate  total return of a hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)  Amount represents less than $0.005 per share.






                                                  [BACK COVER PAGE]

                                              THE GABELLI GROWTH FUND


Additional Information.
A Statement of Additional Information dated May 1, 1999 (the "SAI") includes additional information about the Fund. The SAI is incorporated by reference into this Prospectus and, therefore, is legally a part of this Prospectus.

Purchase and sale information is provided in a separate document called the Owner's Manual which is incorporated by reference into this Prospectus.

Semi-Annual Reports.
Information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

Inquiries.
You may make  inquiries  about the  Fund,  or obtain a copy of the SAI or of the
annual  or  semi-annual   reports  without  charge,  by  calling   1-800-GABELLI
(1-800-422-3554).

You can review and copy information about the Fund (including the SAI) at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). Such information is also available on the SEC's Internet site at http://www.sec.gov. You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009.
















Investment Company Act File No. 811-04873






                                              THE GABELLI GROWTH FUND
                                               One Corporate Center
                                             Rye, New York 10580-1434
                                     Telephone: 1-800-GABELLI (1-800-422-3554)
                                              http://www.gabelli.com

                                                    PROSPECTUS
                                                    May 1, 1999

                                                  CLASS A SHARES
                                                  Class B Shares
                                                  Class C Shares

                          This Prospectus  contains important  information about
                         the Fund. Please read it before investing and keep it for future reference.



===============================================================================

          LIKE ALL MUTUAL  FUNDS,  THESE  SECURITIES  HAVE NOT BEEN  APPROVED OR
     DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.
================================================================================












                                                 TABLE OF CONTENTS

                                                                           Page

INVESTMENT AND PERFORMANCE SUMMARY...........................................1
INVESTMENT AND RISK INFORMATION..............................................3
MANAGEMENT OF THE FUND.......................................................5
CLASSES OF SHARES............................................................5
PURCHASE OF SHARES...........................................................9
REDEMPTION OF SHARES.........................................................11
EXCHANGES OF SHARES..........................................................12
PRICING OF FUND SHARES.................... ..................................12
DIVIDENDS AND DISTRIBUTIONS..................................................13
TAX INFORMATION..............................................................13
FINANCIAL HIGHLIGHTS.........................................................13




                                INVESTMENT AND PERFORMANCE SUMMARY

Investment Objective:


The Gabelli Growth Fund (the "Fund") seeks to provide capital appreciation. Capital is the amount of money you invest in the Fund. Capital appreciation is an increase in the value of your investment. The Fund's secondary goal is to produce current income.

Principal Investment Strategies:

The Fund will primarily invest in common stocks and may also invest in securities which may be converted into common stocks. The Fund may also invest in foreign securities. The Fund focuses on securities of companies which appear to have favorable, yet undervalued, prospects for earnings growth and price appreciation. The Fund's adviser invests the Fund's assets in companies which it believes have above-average or expanding market shares, profit margins and returns on equity.

Principal Risks:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Investments in foreign securities involve risks related to political, social and economic development abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issues and markets are subject. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the Fund's adviser's judgments about the above-average growth potential of particular companies' stocks is incorrect and the perceived value of such stocks is not realized by the market, or their prices go down.

 Who May Want to Invest:

         The Fund may appeal to you if:

                   you are a long-term investor or saver
                   you seek both growth of capital and some income you believe that the market will favor growth over value stocks over the long term you wish to include a growth strategy as a portion of your overall investments

         You may not want to invest in the Fund if:

                   you are seeking a high level of current income you are conservative in your investment approach you seek to maintain the value of your original investment more than potential growth of capital


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:


The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1989), and by showing how the Fund's average annual returns for 1, 5 and 10 years compared to those of the S&P(R) 500 Stock Index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future.

BAR CHART *  (Graphic Omitted)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC




               Calendar Year              Total Return
               -------------              ------------
                    1989                     40.1%
                    1990                     (2.0)%
                    1991                     34.3%
                    1992                      4.5%
                    1993                     11.3%
                    1994                     (3.4)%
                    1995                     32.7%
                    1996                     19.4%
                    1997                     42.6%
                    1998                     29.8%

* The Class A, Class B and Class C shares are new classes of the Fund for which performance is not yet available. The Class AAA shares of the Fund are offered in a separate prospectus. The returns for the Class A, Class B and Class C shares will be substantially similar to those of the Class AAA shares shown in the chart above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different Classes of shares will differ only to the extent that the expenses of the Classes differ.

Class A, B and C share sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 30.2% (quarter ended December 31, 1998) and the lowest return for a quarter was (14.5)% (quarter ended September 30, 1998).



   ---------------------------------------------- ---------------------- ---------------------- --------------------
           Average Annual Total Returns               Past One Year         Past Five Years       Past Ten Years
     (for the periods ended December 31, 1998)
   ---------------------------------------------- ---------------------- ---------------------- --------------------
   ---------------------------------------------- ---------------------- ---------------------- --------------------
   The Gabelli Growth Fund Class AAA Shares               29.8%                  23.2%                 19.8%
   ---------------------------------------------- ---------------------- ---------------------- --------------------
   ---------------------------------------------- ---------------------- ---------------------- --------------------
   S&P(R)500 Stock Index**                                 28.7%                  24.1%                 19.2%
   ---------------------------------------------- ---------------------- ---------------------- --------------------

  ** The S&P(R) 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The performance of the Index does not include expenses or fees.

Fees and Expenses of the Fund:

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                               Class A Shares    Class B Shares   Class C Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price)......................       5.75%1             None             None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price*)...................        None2            5.00%2           1.00%2

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees.............................................        1.00%            1.00%             1.00%
Distribution and Service (Rule 12b-1) Fees3.................        0.25%            1.00%             1.00%
Other Expenses..............................................        0.16%            0.16%             0.16%
                                                                    -----            -----             -----
Total Annual Operating Expenses.............................        1.41%            2.16%             2.16%
                                                                    =====            =====             =====
----------------------
1        The sales charge declines as the amount invested increases.
2        The Fund  imposes a  maximum  contingent  deferred  sales  charge  upon redemption  of Class B Shares,  which is a back-end  load,  if you sell your shares within eighty-four months after purchase. A maximum CDSC of
         1% applies to redemptions of Class C shares within  twenty-four  months after purchase and a CDSC of 1% applies to redemptions of certain Class
         A shares within twelve months after purchase.
3        Long-term  shareholders  may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
*        "Redemption  Price"  equals the net asset value at the time of  investment  or  redemption,  whichever  is lower.




Expense Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of the period (except as noted), (3) your investment has a 5% return and (4) the Fund's operating expenses remain the same. This example is for comparison only and your actual costs may be higher or lower.


                             1 Year   3 Years     5 Years            10 Years
                             ------   -------     -------            --------

Class A shares                 $710    $996        $1,302              $2,169

Class B shares
     - assuming redemption     $719    $976        $1,359              $2,493
     - assuming no redemption  $219    $676        $1,159              $2,493

Class C shares
     - assuming redemption     $319    $676        $1,159              $2,493
     - assuming no redemption  $219    $676        $1,159              $2,493

                                          INVESTMENT AND RISK INFORMATION

The primary investment objective of the Fund is capital appreciation, and current income is a secondary objective. The Fund's investment objective may not be changed without shareholder approval.

The Fund focuses on securities of companies which appear to have favorable, yet undervalued, prospects for earnings growth and price appreciation. The Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), will invest the Fund's assets primarily in companies which it believes have above-average or expanding market shares, profit margins and returns on equity. The Adviser will sell any Fund investments which lose their perceived value when compared to other investment alternatives.

The Adviser uses fundamental security analysis to develop earnings forecasts for companies and to identify investment opportunities. The Adviser bases its analysis on general economic and industry data provided by the United States Government, various trade associations and other sources and published corporate financial data such as annual reports, 10-Ks and quarterly statements as well as direct interviews with company management. Generally, the Adviser makes investment decisions first by looking at individual companies and then by scrutinizing their growth prospects in relation to their industries and the overall economy. The Adviser seeks to invest in companies with high future earnings potential relative to their current market valuations.

The Fund's assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock, preferred stock and securities which may be converted at a later time into common stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. Warrants are rights to purchase securities at a specified time at a specified price.

The Fund may also use the following investment techniques:


          Foreign Securities. The Fund may invest up to 25% of its total assets in securities of non-U.S.
          issuers.






          Defensive Investments. When opportunities for capital appreciation do not appear attractive or when adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in "defensive investments." These include investment grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and short-term money market instruments maturing in less than one year such as high-quality commercial paper (rated at least "A-1" by Standard & Poor's Ratings Service or "P-1" by Moody's Investors Service, Inc.) When following a defensive strategy, the Fund will be less likely to achieve its investment goals.

          Borrowing. The Fund may borrow money from banks (1) as may be necessary for the clearance of portfolio transactions, and (2) for temporary or emergency purposes, including the meeting of redemption requests. Borrowing for any purpose (including redemptions) may not, in the aggregate, exceed 15% of the value of the Fund's total assets. Borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets at the time the borrowing is made. The Fund will not purchase any portfolio securities at any time its borrowings exceed 5% of its assets. The Fund may not use more than 20% of its assets as collateral in connection with the borrowings described above.

Investing in the Fund involves the following risks, listed in the order of importance.

          Equity Risk. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

          Fund and Management Risk. The Fund invests in growth stocks issued by larger companies. The Fund's price may decline because the market favors value stocks over growth stocks, or small capitalization stocks over stocks of larger companies. If the Adviser is incorrect in its assessment of the growth prospects of the securities it holds, then the value of the Fund's shares may decline.

          Foreign Risk. The Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

      Borrowing Risk. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of securities purchased with borrowed funds. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of securities purchased.


                                              MANAGEMENT OF THE FUND


The Adviser. Gabelli Funds, LLC, with principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Trustees. The Adviser and its affiliates also manage several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Funds, Inc., a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc.("GAMI"), a publicly held company listed on the New York Stock Exchange.

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 1998, the Fund paid the Adviser an annual fee equal to 1.00% of the value of the Fund's average daily net assets.




The Portfolio Manager. Howard Frank Ward is responsible for the day-to-day management of the Fund. Mr. Ward is a Portfolio Manager of the Adviser, and he joined the Adviser in 1995. Prior to joining the Adviser, Mr. Ward was a Managing Director and Director of the Quality Growth Equity Management Group of Scudder, Stevens and Clark, Inc., with which he had been associated since 1982 and where he also served as a lead portfolio manager for several of its registered investment companies.


Year 2000. As the year 2000 approaches, an issue has emerged regarding how the software used by the Fund's service providers can accommodate the date "2000." Failure to adequately address this issue could result in major systems or process failures which could disrupt the Fund's operations. The Adviser is working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. The Fund cannot guarantee, however, that all year 2000 issues will be identified and corrected by January 1, 2000 and any non-compliant computer systems could hurt key Fund operations, such as shareholder servicing, pricing and trading. In addition, the Year 2000 problem may adversely affect the companies in which the Fund invests, particularly companies in foreign countries. For example, these companies may incur substantial costs to correct the Year 2000 problem, which could lower the value of such companies' securities and negatively affect the Fund's performance.

                                                 CLASSES OF SHARES

Three classes of the Fund's shares are offered in this prospectus - Class A shares, Class B shares and Class C shares. The table below summarizes the differences among the classes of shares. Note that the Fund's shareholders must approve certain technical amendments to the Fund's Declaration of Trust before the Fund is able to implement a multi-class structure. Therefore, the Fund will not offer Class A, Class B or Class C shares until it receives such shareholder approval.

          A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares. A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption. A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the partic ular class of shares.


--------------------------------- ---------------------------- -------------------------- --------------------------
                                  Class A Shares               Class B Shares             Class C Shares
--------------------------------- ---------------------------- -------------------------- --------------------------
--------------------------------- ---------------------------- -------------------------- --------------------------

Front-End Sales Load?             Yes.  The percentage         No.                        No.
                                  declines as the amount
                                  invested increases.

--------------------------------- ---------------------------- -------------------------- --------------------------
--------------------------------- ---------------------------- -------------------------- --------------------------
Contingent Deferred               Yes, for certain shares      Yes, for shares redeemed   Yes, for shares redeemed
Sales Charge?                     redeemed within twelve       within eighty-four         within twenty-four
                                  months after purchase.       months of purchase.        months of purchase.
                                                               Declines over time.
--------------------------------- ---------------------------- -------------------------- --------------------------
--------------------------------- ---------------------------- -------------------------- --------------------------
Rule 12b-1 Fee                    0.25%                        1.00%                      1.00%

--------------------------------- ---------------------------- -------------------------- --------------------------
--------------------------------- ---------------------------- -------------------------- --------------------------
Convertible to Another Class?     No.                          Yes. Automatically         No.
                                                               converts to Class A
                                                               shares after
                                                               approximately
                                                               eighty-four months.

--------------------------------- ---------------------------- -------------------------- --------------------------
--------------------------------- ---------------------------- -------------------------- --------------------------
Fund Expense Levels               Lower annual expenses than   Higher annual expenses     Higher annual expenses
                                  Class B or Class C shares.   than Class A shares.       than Class A shares.
--------------------------------- ---------------------------- -------------------------- --------------------------








In selecting a class of shares in which to invest, you should consider the length of time you plan to hold the shares the amount of sales charge and Rule 12b-1 fees whether you qualify for a reduction or waiver of the Class A sales charge that Class B shares convert to Class A shares approximately eighty-four months after purchase

----------------------------------------------------------- --------------------------------------------------------
If you...                                                     Then you should consider...
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
          intend to hold your  shares  for less than  purchasing  Class C shares instead of either Class A eighty-four months shares or Class B shares do not qualify for a reduced or waived
         front-end sales load
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
          intend to hold your shares for seven years or     purchasing Class B shares instead of either Class A
         more                                               shares or Class C shares
          do not qualify for a reduced or waived
         front-end sales load
----------------------------------------------------------- --------------------------------------------------------
          qualify for a reduced or waived front-end sales   purchasing Class A shares no matter how long you
         load                                               intend to hold your shares
----------------------------------------------------------- --------------------------------------------------------



Sales  Charge - Class A Shares.  The sales  charge is imposed on Class A shares in  accordance  with the  following
schedule:

                                                          Sales Charge          Sales Charge            Reallowance
                                                           as % of the             as % of                  to
Amount of Investment                                     Offering Price*       Amount Invested        Broker-Dealers
--------------------                                     --------------        ---------------        --------------
Under $50,000........................................        5.75%                 6.10%                 5.00%
$50,000 but under $100,000...........................        4.50%                 4.71%                 3.75%
$100,000 but under $250,000..........................        3.50%                 3.62%                 2.75%
$250,000 but under $500,000..........................        2.50%                 2.56%                 2.00%
$500,000 but under $1 million........................        2.00%                 2.04%                 1.75%
$1 million but under $2 million......................        1.00%                 1.01%                 1.00%
$2 million or more...................................        0.00%                 0.00%                 1.00%

*    Includes front-end sales load

Sales Charge Reductions and Waivers - Class A Shares

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A shares to receive volume discounts and (2) investors who sign a Letter of Intent and agree to make purchases over time. Certain types of investors are eligible for sales charge waivers.

Volume Discounts. Investors eligible to receive volume discounts are individuals and their immediate families, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A shares you already hold in the Fund and other funds advised by Gabelli Funds, LLC or its affiliates along with the value of the Class A shares being purchased to qualify for a reduced sales charge. For example, if you own Class A shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 3.50%, rather than the 5.75% normally charged on a $4,000 purchase. If you want more information on volume discounts, call the Distributor at 1-800-GABELLI (1-800-422-3554) or your broker.

Letter of Intent. If you initially invest at least $1,000 in Class A shares of the Fund and submit a Letter of Intent to the Distributor, you may make purchases of Class A shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. For more information on the Letter of Intent, call 1-800-GABELLI (1-800-422-3554).







Investors Eligible for Sales Charge Waivers. Class A shares of the Fund may be offered without a sales charge to:

     (1) employees of Gabelli & Company, Inc. BFDS, State Street, and First Data Investor Services Group, Inc., employee benefit plans for those employees and the spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, GAMCO, officers, directors, trustees, general partners, directors and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their spouses and minor children when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;
         (4) shareholders who have redeemed shares in the Fund and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 30 days of the redemption; (5) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund; (7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Fund's distributor when they first satisfy these requirements); (8) any unit investment trusts registered under the Investment Company Act of 1940 (the "1940 Act") which have shares of the Fund as a principal investment; (9) investment advisory clients of GAMCO and their immediate family; (10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (11) financial institutions purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; and
         (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under the categories described above should contact their brokerage firm or the Distributor.

Contingent Deferred Sales Charges

You will pay a CDSC when you redeem:

                   Class A shares  purchased as part of an investment of greater than $2 million if no front-end sales load was paid at the time of purchase, within twelve months of buying them.
                   Class B shares within eighty-four months of buying them Class C shares within twenty-four months of buying them.

The CDSC payable upon redemption of Class A or Class C shares in the circumstances described above is 1%. The CDSC schedule for Class B shares is set forth below. The CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.

                                 Class B Shares
Years Since Purchase                                           CDSC
--------------------                                           ----
First..................................................        5.00%
Second.................................................        4.00%
Third..................................................        3.00%
Fourth.................................................        3.00%
Fifth..................................................        2.00%
Sixth..................................................        1.00%
Seventh and thereafter.................................        0.00%




The Distributor pays sales commissions of 4.00% of the purchase price of Class B shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents:

                   reinvestment of dividends or capital gains distributions capital appreciation of shares redeemed

When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a money market fund, however, will not count for purposes of calculating the applicable CDSC.

         We will waive the CDSC payable upon redemptions of shares for:

 redemptions and distributions from retirement plans made after the death or disability of a shareholder minimum required distributions made from an IRA or other retirement plan account after you reach age 59 1/2 involuntary redemptions made by the Fund a distribution from a tax-deferred retirement plan after your retirement returns of excess contributions to retirement plans following the shareholder's death or disability

Conversion Feature - Class B Shares

                   Class B shares automatically convert to Class A shares of the
                  Fund on the first business day of the eighty-fifth month following the month in which you acquired such shares.
                   After  conversion,  your  shares will be subject to the lower
                  Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.
                   You will not pay any sales  charge  or fees when your  shares convert, nor will the transaction be subject to any tax.
                   The dollar value of Class A shares you receive will equal the dollar value of the B shares converted.

The Board of Trustees may suspend the automatic conversion of Class B to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B shares are convertible.

Rule 12b-1 Plan
The Fund has adopted a plan under Rule 12b-1 (the "Plan") for each of its classes of shares. Under the Plan, the Fund may use its assets to finance activities relating to the sale of its shares and the provision of certain shareholder services.

The Rule 12b-1 fees vary by class as follows:


                    Class A                 Class B                     Class C
Service Fees        0.25%                   0.25%                       0.25%
Distribution Fees   None                    0.75%                       0.75%

These are annual rates based on the value of each Class' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C shares than Class A shares, Class B and Class C shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.





                                                PURCHASE OF SHARES


You can purchase the Fund's shares on any day the New York Stock Exchange, Inc. ("NYSE") is open for trading (a "Business Day"). You may purchase shares through Gabelli & Company, Inc. (the "Distributor"), directly from the Fund through the Fund's transfer agent or through broker-dealers that have entered into selling agreements with the Distributor.

          By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Growth Fund" to:

         By Mail                                     By Personal Delivery
         The Gabelli Funds                  The Gabelli Funds
         P.O. Box 8308                            The BFDS Building, 7th Floor
         Boston, MA 02266-8308                    Two Heritage Drive
                                                  Quincy, MA 02171

         You can obtain a subscription order form by calling 1-800-422-3554. Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

          By Bank Wire. To open an account using the bank wire system, first telephone the Fund at 1-800-422-3554 to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:


                                        State Street Bank and Trust Company
                                        ABA #011-0000-28 REF DDA #99046187
                                            Re: The Gabelli Growth Fund
                                              Class A, B or C Shares
                                                Account #__________
                                          Account of [Registered Owners]
                                       225 Franklin Street, Boston, MA 02110


         If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

          From a Broker-Dealer. You may purchase shares from broker-dealers. The broker-dealer will transmit a purchase order and payment to State Street on your behalf. Broker-dealers may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

Minimum Investments. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


Share Price. The Fund sells its shares at the "net asset value" next determined after the Fund receives your completed subscription order form and your payment in Federal funds, subject to a sales charge in the case of Class A shares. See "Pricing of Fund Shares" for a description of the calculation of net asset value and "Classes of Shares -- Sales Charges - Class A Shares" for a description of the Sales Charges.



Retirement Plans

The Fund has available a form of IRA for investment in Fund shares that may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investments for all such retirement plans is $250. The minimum for all subsequent investments is $100.




Automatic Investment Plan. The Fund offers an automatic monthly investment plan. There is no minimum monthly investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.


General. State Street will not issue share certificates unless requested by you. The Fund reserves the right to (i) reject any purchase order if, in the opinion of Fund management, it is in the Fund's best interest to do so and (ii) suspend the offering of shares for any period of time.


                                               REDEMPTION OF SHARES

You can redeem shares on any Business Day without a redemption fee. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.


The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request, subject in some cases to a CDSC as described under "Classes of Shares -- Contingent Deferred Sales Charges" above. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


You may redeem shares through the Distributor, directly from the Fund through its transfer agent or through a broker-dealer.


                   Through a  Broker-Dealer.  You may  redeem  shares  through a broker-dealer which will transmit a redemption order to State Street on your behalf. A redemption request received from a broker-dealer will be effected at the net asset value next determined (less any applicable CDSC) after State Street receives the request. If you hold share certificates, you must present the certificates to the broker-dealer endorsed for transfer. A broker-dealer may charge you fees for effecting redemptions for you.

                   By Letter.  You may mail a letter  requesting  redemption  of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

By Telephone. You may redeem your shares in a direct registered account by calling either 1-800-422-3554 or 1-800-872-5365 (617-328-5000 from outside the
United States), subject to a $25,000 limitation. You may not redeem shares held through an IRA by telephone. If State Street properly acts on telephone instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to telephone transactions. You may be responsible for any fraudulent telephone order as long as State Street or the Fund takes reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares" below).

                  1. Telephone Redemption By Check. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

                  2. Telephone Redemption By Wire. The Fund accepts telephone requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

                   Through  the  Automatic   Cash   Withdrawal   Plan.  You  may
                  automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. If you redeem Class B or Class C shares under this plan, you must pay the applicable CDSC. Please call the Distributor at 1-800-422-3554 for more information.



                   Through  Involuntary  Redemption.  The  Fund may  redeem  all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing and allowed 30 days to increase the value of your shares to at least $1,000.


Redemption Proceeds. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after it receives your redemption request. If you purchased your Fund shares by check, you may not redeem shares until the check clears, which may take up to 15 days following purchase.

The Fund may pay to you your redemption proceeds wholly or partly in portfolio securities. Payments would be made in portfolio securities, however, only in the rare instance that the Fund's Board of Trustees believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.

                                                EXCHANGES OF SHARES

You may exchange shares of the Fund you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through exchange call 1-800-GABELLI (1-800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates. Class B and Class C shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate they had at the time of exchange.





In effecting an exchange:

                   you must meet the minimum purchase  requirements for the fund whose shares you purchase through exchange.
                   if you are  exchanging  into  Class A shares of a fund with a higher sales charge, you must pay the difference at the time of exchange.
                   you may realize a taxable gain or loss.
                   you should read the  prospectus  of the fund whose shares you are purchasing (call 1-800-GABELLI (1-800-422-3554) to obtain the prospectus).
                  you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange share by telephone, by mail or through a broker-dealer.

Exchanges by Telephone. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

                   Exchanges  by  Mail.  You  may  send a  written  request  for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. State your name, your account number, the dollar value or number of shares you wish to exchange, the name and class of the funds whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

                                              PRICING OF FUND SHARES

The Fund's net asset value is calculated separately for each class. It is calculated on each Business Day. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


The Fund's net asset value is calculated separately for each class. It is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., New York time. It is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Trustees of the Fund believe represents fair value.

The Fund may from time to time hold securities that are primarily listed on foreign exchanges. Such securities may trade on days when the Fund does not price its shares. Therefore, the Fund's net asset value may change on days when you are not able to purchase or redeem the Fund's shares.


                                            DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may differ for different classes of shares. They will be automatically reinvested for your account at net asset value in additional shares of the Fund, unless you instruct the Fund to pay all dividends and distributions in cash. If you elect cash distributions, you must instruct the Fund either to credit the amounts to your brokerage account or to pay the amounts to you by check. Dividends from net investment income and distributions of net realized capital gains, if any, will be paid at least annually. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

                                                  TAX INFORMATION


The Fund expects that its distributions will consist primarily of net investment income and capital gains, which may be taxable at different rates depending on the length of time the Fund holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, may be subject to federal, state or local taxes. An exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares; therefore, any gain you realize on such a transaction may be taxable. Foreign shareholders may be subject to special withholding requirements.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                                               FINANCIAL HIGHLIGHTS

The Class A, Class B and Class C shares of the Fund have not previously been offered and therefore do not have previous financial history.



                                                 [BACK COVER PAGE]

                                              THE GABELLI GROWTH FUND


Additional Information.
A Statement of Additional Information dated May 1, 1999 (the "SAI") includes additional information about the Fund. The SAI is incorporated by reference into this Prospectus and, therefore, is legally a part of this Prospectus.

Semi-Annual Reports.
Information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

Inquiries.
You may make  inquiries  about the  Fund,  or obtain a copy of the SAI or of the
annual  or  semi-annual   reports  without  charge,  by  calling   1-800-GABELLI
(1-800-422-3554).

You can review and copy information about the Fund (including the SAI) at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). Such information is also available on the SEC's Internet site at http://www.sec.gov. You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009.
















Investment Company Act File No.: 811-4873



                                              THE GABELLI GROWTH FUND

                                        STATEMENT OF ADDITIONAL INFORMATION


                                                    May 1, 1999

This Statement of Additional Information (the "SAI"), which is not a prospectus, describes the Gabelli Growth Fund. The SAI should be read in conjunction with the Fund's Prospectuses for Class A, Class B, Class C and Class AAA shares dated May 1, 1999. For a free copy of the Prospectuses, please contact the Fund at the address, telephone number or Internet Web site printed below.


                                               One Corporate Center
                                             Rye, New York 10580-1434
                                     Telephone 1-800-GABELLI (1-800-422-3554)
                                              http://www.gabelli.com



                                                 TABLE OF CONTENTS


GENERAL INFORMATION.........................................................1
INVESTMENT STRATEGIES AND RISKS.............................................1
INVESTMENT RESTRICTIONS.....................................................4
TRUSTEES AND OFFICERS......................................................6
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS..................................9
INVESTMENT ADVISORY AND OTHER SERVICES.......................................9
DISTRIBUTION PLAN............................................................11
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................12
RETIREMENT PLANS............................................................14
REDEMPTION OF SHARES........................................................15
COMPUTATION OF NET ASSET VALUE................ .............................15
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................16
INVESTMENT PERFORMANCE INFORMATION..........................................19
DESCRIPTION OF THE FUND'S SHARES............................................20
FINANCIAL STATEMENTS........................................................22
APPENDIX A - DESCRIPTION OF CORPORATE DEBT RATINGS........................A-1




                                                GENERAL INFORMATION


         The Fund is a diversified, open-end, management investment company. The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 24, 1986 and commenced investment operations on April 10, 1987.
                                          INVESTMENT STRATEGIES AND RISKS


         The Prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize and certain risks associated with such investments and strategies.

Convertible Securities

         The Fund may invest in convertible securities when it appears to the Adviser that it may not be prudent to be fully invested in common stocks. The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, an S&P rating of at least "BBB" (which securities may have speculative characteristics) or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 15% of its assets in more speculative convertible debt securities which appear to present an advantageous means of acquiring common stock having potential capital appreciation provided such securities have a rating of, or equivalent to, at least an S&P rating of "B" or, if unrated, judged by the Adviser to be of comparable quality. Corporate debt obligations having a "B" rating will likely have some quality and protective characteristics which, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions. Although lower rated debt securities generally have higher yields, they are also more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. A description of corporate debt ratings including convertible securities is contained in Appendix A - "Description of Corporate Debt Ratings."

As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

         The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of
economic  uncertainty.   Moreover,  adverse  publicity  or  the  perceptions  of
investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

Investments in Warrants and Rights

         Warrants basically are options to purchase equity securities at a specified price valid for a specified period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         The Fund may invest up to 5% of its total assets in warrants and rights (other than those acquired in units or attached to other securities) but will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

         Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.
Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Investments in Small, Unseasoned Companies and Other Illiquid Securities

         The Fund may invest up to 5% of its net assets in small, less well-known companies which have operated for less than three years (including predecessors). The securities of such companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

         The Fund will not in the aggregate invest more than 10% of its net assets in illiquid securities. These securities include securities which are restricted for public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. Securities freely salable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity.

Loans of Portfolio Securities

         To increase income and pay a portion of its expenses, the Fund may lend its portfolio securities to broker-dealers or financial institutions, provided the loan is (1) collateralized according to the regulatory requirements discussed below and (2) limited so that the value of all loaned securities does not exceed 25% of the value of the Fund's net assets. Under applicable regulatory requirements (which are subject to change), the loan collateral must be cash, a letter of credit from a U.S. bank or U.S. Government securities and must at all times at least equal the value of the loaned securities. The Fund must receive reasonable interest on the loan, any distributions on the securities and any increase in their market value. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code of 1986, as amended and permit it to reacquire loaned securities on five days' notice or in time to vote on any important matter.

Corporate Reorganizations

         In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of a tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

         In making such investments, the Fund will not violate any of its diversification requirements or investment restrictions (see below, "Investment Restrictions") including the requirement that, except for the investment of up to 25% of its assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any issuer. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

When Issued, Delayed Delivery Securities & Forward Commitments

         The Fund is authorized to buy and sell when issued securities as an additional investment strategy in furtherance of its investment objectives.

         In utilizing this strategy, the Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate cash or liquid high-grade debt securities with its custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Other Investment Companies


The Fund does not intend to purchase the shares of other open-end investment companies but reserves the right to invest up to 10% of its total assets in the securities of closed-end investment companies including small business investment companies (not more than 5% of its total assets may be invested in more than 3% of the securities of any investment company). To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

Repurchase Agreements

         The Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, not more than 5% of the Fund's total assets may be invested in repurchase agreements. In addition, the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 10% of its total assets would be so invested. These percentage limitations are fundamental and may not be changed without shareholder approval.

                                              INVESTMENT RESTRICTIONS


         The Fund's investment objectives and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund's shareholders, defined as the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. Under such restrictions, the Fund may not:

                           (1) Purchase the securities of any one issuer,  other
                  than the United States Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

                           (2) Invest more than 25% of the value of its total assets in any particular industry;

                           (3) Purchase  securities on margin, but it may obtain
                  such short-term credits from banks as may be necessary for the clearance of purchase and sales of securities;

                           (4) Make loans of its assets  except  pursuant to the
                  conditions set forth in the Prospectus or for the purchase of debt securities;

                           (5) Borrow money except  subject to the  restrictions
                  set forth in the Prospectus under "Borrowing";

                           (6) Mortgage, pledge or hypothecate any of its assets
                  except that, in connection with permissible borrowings mentioned in paragraph 5 above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral;

                           (7) Invest  more than 5% of its total  assets in more
                  than 3% of the securities of another investment company or invest more than 10% of its total assets in the securities of other investment companies, nor make any such investments other than through purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase;

                           (8) Act as an underwriter of securities of other issuers;

                           (9) Invest,  in the  aggregate,  more than 10% of the
                  value of its total assets in securities for which market quotations are not readily available, securities which are restricted for public sale, or in repurchase agreements maturing or terminable in more than seven days;

                           (10) Purchase or otherwise  acquire interests in real
                  estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

                           (11) Sell securities short or invest in puts,  calls,
                  straddles, spreads or combinations thereof;

                           (12) Purchase or acquire commodities or commodity contracts;

                           (13) Issue senior  securities,  except insofar as the
                  Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

                           (14) Participate on a joint, or a joint and several, basis in any securities trading account; or

                           (15)   Invest  in   companies   for  the  purpose  of
                  exercising control.




                                               TRUSTEES AND OFFICERS


         Under Massachusetts law, the Fund's Board of Trustees is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. The Trustees and principal officers of the Fund, their ages and their principal occupations for the past five years, are listed below. Unless otherwise specified, the address of each such person is One Corporate Center, Rye, New York 10580-1434. Trustees deemed to be "interested persons" of the Fund for purposes of the Act are indicated by an asterisk.


Name, Address, Age and Position(s)
with Fund                                               Principal Occupations During Past Five Years

Mario J. Gabelli, CFA, * 56                             Chairman of the Board,  Chief  Executive  Officer and Chief
Trustee                                                 Investment   Officer  of  Gabelli  Asset  Management  Inc.,
                                                        (since 1999) and Gabelli
                                                        Funds Inc.;  Director or
                                                        Trustee  and  Officer of
                                                        various   other   mutual
                                                        funds advised by Gabelli
                                                        Funds,    LLC   and   it
                                                        affiliates;  Chairman of
                                                        the   Board   and  Chief
                                                        Executive   Officer   of
                                                        Lynch        Corporation
                                                        (diversified
                                                        manufacturing        and
                                                        communications  services
                                                        company) and Director of
                                                        East/West Communications
                                                        Inc.

Felix J. Christiana, 73                                 Formerly  Senior Vice  President of Dry Dock Savings  Bank;
Trustee                                                 Director or Trustee of various  other mutual funds  advised by Gabelli Funds, LLC and its affiliates.

Anthony J. Colavita, 64                                 President  and  Attorney  at Law in the law firm of Anthony
Trustee                                                 J.  Colavita,  P.C.  since  1961;  Director  or  Trustee of various  other mutual funds advised by Gabelli  Funds,  LLC and its affiliates.

James P. Conn, 61                                       Former  Managing   Director/Chief   Investment  Officer  of
Trustee                                                 Financial  Security  Assurance  Holdings  Ltd.   1992-1998;
                                                        Director  of Santa Anita
                                                        Operating  Company since
                                                        1995;     Director    of
                                                        California  Jockey  Club
                                                        since 1983;  Director of
                                                        Meditrust    Corporation
                                                        and First Republic Bank;
                                                        Director  or  Trustee of
                                                        various   other   mutual
                                                        funds advised by Gabelli
                                                        Funds,   LLC   and   its
                                                        affiliates.





Name, Address, Age and Position(s)
with Fund                                               Principal Occupations During Past Five Years

Karl Otto Pohl, *+ 69                                   Member of the Shareholder  Committee of Sal Oppenheim Jr. &
Trustee                                                 Cie (private  investment  bank);  Director of Gabelli Asset
                                                        Management          Inc.
                                                        (investment management),
                                                        Zurich            Allied
                                                        (insurance),         and
                                                        TrizecHahn Corp.; Former
                                                        President     of     the
                                                        Deutsche  Bundesbank and
                                                        Chairman  of its Central
                                                        Bank  Council  from 1980
                                                        through  1991;  Director
                                                        or  Trustee of all other
                                                        mutual funds  advised by
                                                        Gabelli  Funds,  LLC and
                                                        its affiliates.

Anthony R. Pustorino, CPA, 73                           Certified Public Accountant;  Professor of Accounting, Pace
Trustee                                                 University,  since 1965; Trustee of The Gabelli Asset Fund;
                                                        and  Director or Trustee
                                                        of various  other mutual
                                                        funds advised by Gabelli
                                                        Funds,   LLC   and   its
                                                        affiliates.

Anthony Torna,* 72                                      Registered Representative with Herzog, Heine & Geduld, Inc.
Trustee
Anthonie C. Van Ekris, 65                               Managing  Director  of Balmac  International;  Director  or
Trustee                                                 Trustee of various  other mutual  funds  advised by Gabelli
                                                        Funds, LLC and its affiliates.

Bruce N. Alpert, 47                                     Executive  Vice  President and Chief  Operating  Officer of
President and Treasurer                                 the Adviser;  President  and Director of Gabelli  Advisers,
                                                        Inc. and an officer of all funds advised by Gabelli  Funds,
                                                        LLC and its affiliates.

James E. McKee, 35                                      Vice  President  and General  Counsel of the Adviser;  Vice
Secretary                                               President  and  General  Counsel of GAMCO  Investors,  Inc.
                                                        since 1993; Secretary of
                                                        all  funds   advised  by
                                                        Gabelli  Funds,  LLC and
                                                        Gabelli  Advisers,  Inc.
                                                        since    August    1995;
                                                        Branch  Chief  with  the
                                                        U.S.    Securities   and
                                                        Exchange  Commission  in
                                                        New York,  1992  through
                                                        1993.

+    Mr. Pohl is a director of the parent company of the Adviser.

         No director, officer or employee of Gabelli & Company, Inc. ("Gabelli & Company" or the "Distributor") or the Adviser or of any affiliate of Gabelli & Company or the Adviser receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not a director, officer or employee of the Adviser or any of their affiliates, $6,000 per annum plus $500 per meeting attended in person and reimburses each Trustee for related travel and out-of-pocket expenses. The Fund also pays each Trustee serving as a member of the Audit, Proxy or Nominating Committees a fee of $500 per committee meeting, if held on a day other than a regularly scheduled board meeting and the Chairman of each committee receives $1,000 per annum. For the fiscal year ended December 31, 1998, such fees paid totaled $77,000.


                                                Compensation Table

----------------------------------------- ---------------------------------- ---------------------------------------
                 (1)                                     (2)                                  (3)

                                                                                       Total Compensation
                                             Aggregate Compensation from     from Registrant and Fund Complex Paid
                                                   Registrant for                         to Trustees
        Name of Person, Position                     Fiscal Year                       for Calendar Year*
----------------------------------------- ---------------------------------- ---------------------------------------

Mario J. Gabelli                                    $       0                            $         0     (13)
Trustee

Anthony J. Colavita                                 $   9,000                            $    81,500     (14)
Trustee

Felix J. Christiana                                 $   9,000                            $    88,100     (10)
Trustee

James P. Conn                                       $   8,000                            $    46,000     (5)
Trustee

Dugald A. Fletcher**                                $   8,000                            $    16,000     (2)
Adviser

Karl Otto Pohl                                      $   8,000                            $   102,466     (15)
Trustee

Anthony R. Pustorino                                $  11,000                            $   100,500     (10)
Trustee

Anthony Torna                                       $   8,000                            $     8,000     (1)
Trustee

Anthonie C. van Ekris                               $   8,000                            $    57,500     (11)
Trustee

Salvatore J. Zizza**                                $   8,000                            $    51,000     (5)
Adviser


     The total  compensation  paid to such persons  during the  calendar  year ending December 31, 1998 by investment  companies (including the Fund) from which  such  person  receives  compensation  that are part of the same Fund complex as the Fund,  because  they have  common or  affiliated  investment
     advisers.   The  number  in  parentheses  represents  the  number  of  such investment companies.

** Dugald A. Fletcher and Salvatore J. Zizza resigned as Trustees of the Fund on March 11, 1997 and March 19, 1997, respectively. They continue to serve as advisors to the Trustees for which they receive compensation as indicated above.




                                    CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

         As of April 1, 1999, the following persons owned of record or beneficially 5% or more of the Fund's outstanding shares:

         Name and Address        % of Class                 Nature of Ownership

         Charles Schwab & Co. Inc.   17.18%                     Record(a)
         101 Montgomery Street
         San Francisco, CA 94104-4122

(a)  Charles  Schwab  disclaim  beneficial   ownership  and  no  one  underlying
     shareholder owns beneficially more than 5% of the shares of the Fund.

         As of April 1, 1999, as a group the Trustees and officers of the Fund owned less than 1% of the outstanding shares of common stock of the Fund.


                                      INVESTMENT ADVISORY AND OTHER SERVICES


         The Adviser is a New York limited liability company which also serves as Adviser to 12 other open-end investment companies and three closed-end investment companies. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest of the parent company of the Adviser. GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had aggregate assets in excess of $8.0 billion under its management as of December 31, 1998.

         Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. Although such activities may limit to some extent the Fund's ability to make certain investments, the Adviser does not believe that any such limitations will have a material adverse effect on the ability of the Fund to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differ from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

         Pursuant to an Amended and Restated Investment Advisory Contact, which was approved by shareholders of the Fund at a meeting held on May 11, 1992 (the "Contract"), the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Trustees of the Fund.

         Under the Contract, the Adviser also (i) provides the Fund with services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Sub-Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities;(iv) prepares, but does not pay for, the periodic updating of the Fund's registration statement, Prospectus and Additional Statement, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) calculates the net asset value of shares in the Fund; (vi) prepares, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board of Trustees and minutes of such meetings in all matters required by the Act to be acted upon by the Board.

         The Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

         By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board of Trustees or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Trustees who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

         For the fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998, the Adviser received advisory fees of $5,831,475, $7,705,864, and $14,542,759, respectively.

Sub-Administrator


First Data Investor Services Group, Inc. (the "Sub-Administrator"), a subsidiary of First Data Corporation, serves as Sub-Administrator to the Fund pursuant to a Sub-Administration Agreement with the Adviser (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Trustees' Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share, provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Fund; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act. For the services it provides, the Advisor pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $1 billion - 0.10%; $1 billion to $1.5 billion - 0.08%; $1.5 billion to $3 billion - 0.03%; over $3 billion - 0.02.

Counsel


         Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, serves as the
Fund's legal counsel.



Independent Accountants


         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants, have been selected to audit and express their opinion on the Fund's annual financial statements.


Custodian, Transfer Agent and Dividend Disbursing Agent


         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street, is located at the BFDS Building, Two Heritage Drive, Quincy,
Massachusetts 02171 and acts as the Fund's Transfer Agent and Dividend Disbursing Agent. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

Distributor

To implement the Fund's 12b-1 Plan, the Fund has entered into a Distribution Agreement with the Distributor, a New York corporation which is an indirect majority owned subsidiary of Gabelli Asset Management Inc., having principal offices located at One Corporate Center, Rye, New York 10580-1434. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

                                                 DISTRIBUTION PLAN


         On February 26, 1997, the Fund adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments may be made by the Fund under the Distribution Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Trustees. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations. Payments under the Plan are not solely dependent on distribution expenses actually incurred by the Distributor.

Under its terms, the Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Fund ("Independent Trustees"). The Plan may not be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under the Plan, the Distributor will provide the Trustees periodic reports of amounts expended under the Plan and the purpose for which expenditures were made.

         No interested person of the Fund or any Independent Trustee of the Fund had a direct or indirect financial interest in the operation of the Plan or related agreements.

         During the fiscal year ended December 31, 1998, the Fund made distribution payments to the Distributor pursuant to the Plan in the amount of $3,508,441. Such payments funded expenditures of approximately: $360,100 for advertising, $290,500 for printing, postage and stationary, $2,337,741 for overhead support expenses and $520,100 for salaries of personnel of the Distributor. The Plan compensates the Distributor regardless of its expenses.

                                       PORTFOLIO TRANSACTIONS AND BROKERAGE


Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. The Adviser is permitted to
         (1) direct Fund portfolio brokerage to Gabelli & Company, a broker-dealer affiliate of the Adviser; (2) pay commissions to brokers other than Gabelli & Company which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it; and (3) consider the sales of shares of the Fund by brokers other than Gabelli & Company as a factor in its selection of brokers for Fund portfolio transactions. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a brokerage firm and a commission is paid wherever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities may usually include undisclosed commissions or markups. When consistent with the objective of obtaining best execution, Fund brokerage may be directed to brokers or dealers which furnish brokerage or research services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. The commissions charged by a broker furnishing such brokerage or research services may be greater than that which another qualified broker might charge if the Adviser determines, in good faith, that the amount of such greater commission is reasonable in relation to the value of the additional brokerage or research services provided by the executing broker, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or its advisory affiliates to the accounts over which they exercise investment discretion. Since it is not feasible to do so, the Adviser need not attempt to place a specific dollar value on such services or the portion of the commission which reflects the amount paid for such services but must be prepared to demonstrate a good faith basis for its determinations.

         Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

         Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers, the Adviser does consider the level of services provided and, based on such determinations, has allocated brokerage commissions of $1,330,436 on portfolio transactions in the principal amounts of $1,415,670,000 during 1998. The average commission on these transactions was $0.0500 per share.

         The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company, a broker-dealer member of the National Association of Securities Dealers which is an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli & Company can obtain a price and execution which is at least as favorable as that of other qualified brokers. As required by Rule 17e-1 under the 1940 Act, the Board of Trustees of the Fund has adopted "Procedures" which provide that commissions paid to Gabelli & Company on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price and contains a schedule setting forth maximum commission charges for such transactions designed to reflect that standard. Rule 17e-1 and the Procedures contain requirements that the Board, including its "Independent Trustees," conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews.

         To obtain the best execution of portfolio transactions on the New York Stock Exchange ("NYSE"), Gabelli & Company controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli & Company, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearance charges to Gabelli & Company. Pursuant to an agreement with the Fund, Gabelli & Company pays all charges incurred for such services and reports at least quarterly to the Board the amount of such expenses and commissions. The net compensation realized by Gabelli & Company for its brokerage services is subject to the approval of the Board and the Independent Trustees of the Fund who must approve the continuance of the arrangement at least annually. Commissions paid the Fund pursuant to the arrangement may not exceed the commission level specified by the Procedures described above. Gabelli & Company may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct order access rules similar to those of the NYSE.


         The following table sets forth certain information regarding the Fund's payment of brokerage commissions, including commissions paid to Gabelli & Company.

                                                                               Fiscal Year Ended
                                                                                  December 31,          Commissions
                                                                                                    Paid
Total Brokerage Commissions.................................................          1996               $ 847,967
 ............................................................................          1997               $ 894,602
 ............................................................................          1998              $1,330,436

Commissions paid to Gabelli & Company.......................................          1996               $ 22,360
 ............................................................................          1997                $ 3,750
 ............................................................................          1998                  $ 0

% of Total Brokerage Commissions paid to Gabelli & Company..................          1998                  0%

% of Total Transactions involving Commissions paid to
Gabelli & Company...........................................................          1998                  0%

                                                 RETIREMENT PLANS


Under the Internal Revenue Code of 1986, as amended (the "Code"), individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $4,000 annually to both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse. Other provisions permit additional IRA contributions which are not tax deductible but the tax on reinvested dividends and distributions is deferred while held in the account. There are also rules on the amount of tax deductible contributions which may be made to other retirement plans.

         Investors may be eligible to make contributions to a new type of individual retirement account (a "Roth IRA"). An investor can open a Roth IRA if he or she meets certain income limits specified in the Code. Any contributions made by an investor to a Roth IRA are nondeductible for U.S. Federal income tax purposes. Distributions from a Roth IRA are not included in the investor's gross income and are not subject to a 10% penalty for early withdrawal if the distributions are made after the end of the five-year period beginning with the first tax year in which the investor made a contribution to the Roth IRA and the distributions meet other criteria set forth in the Code. The maximum annual aggregate contribution that can be made to IRAs and Roth IRAs is $2,000. In addition, certain low and middle-income investors may open an education individual retirement account (an "Education IRA"). Eligible individuals are permitted to contribute up to $500 per year per beneficiary under 18 years old to an Education IRA. The minimum initial investment for an Education IRA through the Fund is $250. A distribution from an Education IRA is generally excludable from gross income to the extent that such distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year in which the distribution is made.

Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. However, the Fund does not currently act as sponsor to such plans. Fund shares may be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments.

Investorsshould be aware that they may be subject to penalties or additional tax on contributions to or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code and prior to a withdrawal, shareholders may be required to certify their age and awareness of such restrictions in writing. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Distributor.

                                               REDEMPTION OF SHARES


         Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees of the Fund and taken at their value used in determining the Fund's net asset value per share as described under "Computation of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable. The Fund has filed a formal election with the SEC pursuant to which the Fund will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1.00% of the Fund's total net assets, whichever is less, during any 90 day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 before a redemption wholly or partly in portfolio securities would be made.

         Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. In the event shares held in the account of such shareholder are not sufficient to cover such loss, the Distributor will promptly reimburse the Fund for the amount of such unrecovered loss.

                                          COMPUTATION OF NET ASSET VALUE

         Net asset value is calculated separately for each class of the Fund. The net asset value of Class B and Class C shares of the Fund will generally be lower than the net asset value of Class A or Class AAA shares as a result of the large distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.




         For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner.

         Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value.

         Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price on such foreign exchange immediately prior to the close of the NYSE.

         United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees designed to reflect in good faith the fair value of such securities.


                                        DIVIDENDS, DISTRIBUTIONS AND TAXES



General


         Dividends and distributions will be automatically reinvested for each shareholder's account at net asset value in additional shares of the Fund, unless the shareholder instructs the Fund to pay all dividends and distributions in cash and to credit the amounts to his or her brokerage account or to pay the amounts by check. Fractional shares may be paid in cash. Dividends from net investment income, if any, and distributions of any net realized capital gains earned by the Fund will be paid annually.




         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year or, upon election, during the calendar year and (3) all ordinary income and net capital gains for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record as of a specified date in such a month and actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be paid and received on December 31 of the year the distributions are declared.

         Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

         The Fund has qualified and intends to continue to qualify as a "Regulated Investment Company" under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income tax on its net investment income and net short-term and long-term capital gains, if any, realized during any taxable year in which it distributes such income and capital gains to its shareholders. Although the Fund is non-diversified for purposes of the 1940 Act, the Fund nevertheless is subject to diversification requirements under Subchapter M. In general, the Code requires the Fund to diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of each issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends shall be included in the Fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         The Fund's short sales against the box and transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes described above. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



Foreign Withholding Taxes


         Income received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Because the Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Fund will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Fund.

Passive Foreign Investment Companies


         If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

         Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Distributions


         Distributions of investment company taxable income (which includes interest and dividends and the excess of net short-term capital gains over long-term capital losses, but not the excess of net long-term capital gains over net short-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund will qualify for the 70% deduction generally available for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gains (which consists of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date.



         The price of shares purchased just prior to a distribution by the Fund may reflect the amount of the forthcoming distribution. Those purchasing at that time will receive a distribution that represents a return of investment, but that will nevertheless be taxable to them.

Sales of Shares


         Upon a sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. The gain or loss will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. However, capital losses are deductible only against capital gains plus, for individuals, up to $3,000 of ordinary income.

Backup Withholding


         The Fund may be required to withhold federal income tax at the rate of 31% with respect to (1) taxable dividends and distributions and (2) proceeds of any redemptions of Fund shares if a shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or who has been notified by the Internal Revenue Service that he or she is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's federal income tax liability.

         Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state, local or foreign taxes.


                                        INVESTMENT PERFORMANCE INFORMATION


         The investment performance of the Fund quoted in advertising or sales literature for the sale of its shares will be calculated on a total return basis which assumes the reinvestment of all dividends and distributions. Total return is computed by comparing the value of an assumed investment in Fund shares at the offering price in effect at the beginning of the period shown with the redemption price of the same investment at the end of the period (including share(s) accrued thereon by the reinvestment of dividends and distributions). Performance quotations given as a percentage will be derived by dividing the amount of such total return by the amount of the assumed investment. When the period shown is greater than one year, the result is referred to as cumulative performance or cumulative total return.

         Performance quotations will ordinarily be accompanied by the average annual total return of the Fund for the past ten years as well as the total return for the past five years and for the twelve months through the end of the most recent calendar quarter. Quotations of average annual total return for periods greater than one year will be the compounded annual rate of return which equates to the result of the previously described calculation of cumulative total return. Computed in the manner described, the total return of the Fund's Class AAA shares has been:




                  Period/Year Ended                               Total Return

                     12/31/88                                       39.2%
                     12/31/89                                       40.1%
                    12/31/90                                       (2.0)%
                     12/31/91                                       34.3%
                     12/31/92                                        4.5%
                     12/31/93                                       11.3%
                     12/31/94                                       (3.4)%
                     12/31/95                                       32.7%
                     12/31/96                                       19.4%
                     12/31/97                                       42.6%
                     12/31/98                                       29.8%

         The Fund's average annual total return figures for Class AAA shares are as follows:

         29.8% for the one year fiscal period from January 1, 1997 through December 31, 1998

         23.2% for the five year period from January 1, 1993 through December 31, 1998

         19.8% for the ten year period from January 1, 1988 through December 31, 1998

         19.4% for the period from the Fund's inception on April 10, 1987 through December 31, 1998

         The formula for computing the foregoing annual rate of total return is:

                                                   P(1+T)n = ERV

P = Investment at the beginning of the period. T = Compounded annual rate of total return.
n        =        Number of years.
ERV               = Redemption  value of the same  investment  at the end of the
                  period   assuming  the   reinvestment  of  all  dividends  and
                  distributions.

Investors are cautioned that past results are not necessarily representative of future results; that investment returns and principal value will fluctuate; that investment performance is primarily a function of portfolio management (which is affected by the economic and market environment as well as the volatility of portfolio investments) and operating expenses; and that performance information, such as that described above, may not provide a valid basis of comparison with other investments and investment companies using a different method of computing performance data.

                                         DESCRIPTION OF THE FUND'S SHARES


         The Fund may issue an unlimited number of full and fractional shares of beneficial interest (par value $.01 per share). The Fund's shares have no preemptive or conversion rights.

                                                   Voting Rights

         Shareholders are entitled to one vote for each share held (and fractional votes for fractional shares) and may vote on the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the Fund's shareholders have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote upon the written request of the shareholders of 331/3% of its shares (10% in the case of removal of a Trustee). In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense, the applicants' communication to all other shareholders. The Declaration of Trust provides that the Fund's shareholders have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. Shareholders have no preemptive or conversion rights. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares.
If not so terminated, the Fund intends to continue indefinitely.

                                      Liabilities, Separate Series of Shares

         The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of this office. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for a trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations since the Declaration of Trust provides for indemnification and reimbursement of expenses out of the property of the Fund to any shareholder held personally liable for any obligation of the Fund and also provides that the Fund shall, if requested, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment recovered thereon.

         The Fund reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Trustees, principal underwriters and accountants and on any proposed material amendment to the Fund's Declaration of Trust. Upon liquidation of the Fund, shareholders of each series would be entitled to share pro rata in the net assets of their respective series available for distribution to shareholders.




                                               FINANCIAL STATEMENTS



THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                           COST            VALUE
  ------                                           ----            ------
             COMMON STOCKS--99.6%
             BROADCASTING--4.7%
   950,600   CBS Corp.+.....................  $   27,571,836   $   31,132,150
   841,600   Clear Channel Communications         37,722,180       45,867,200
              Inc.+.........................
   365,000   Infinity Broadcasting Corp.+...       7,681,075        9,991,875
                                              --------------   --------------
                                                  72,975,091       86,991,225
                                              --------------   --------------
             BUSINESS SERVICES--4.8%
   330,000   Automatic Data Processing            16,294,823       26,461,875
              Inc. .........................
    60,000   Ceridian Corp..................       3,654,187        4,188,750
   489,050   Interpublic Group of Companies       21,892,432       39,001,737
              Inc. .........................
   292,000   Omnicom Group Inc. ............      15,272,092       16,936,000
    95,000   Young & Rubicam Inc. ..........       2,712,500        3,075,625
                                              --------------   --------------
                                                  59,826,034       89,663,987
                                              --------------   --------------
             CABLE--2.6%
 1,020,000   MediaOne Group Inc.+...........      39,028,859       47,940,000
                                              --------------   --------------
             COMMUNICATIONS EQUIPMENT--7.3%
   680,750   Cisco Systems Inc.+............      31,213,350       63,182,107
   470,000   Lucent Technologies Inc. ......      37,533,315       51,700,000
   305,000   Tellabs Inc.+..................      17,165,220       20,911,563
                                              --------------   --------------
                                                  85,911,885      135,793,670
                                              --------------   --------------
             COMPUTER HARDWARE--7.5%
   320,000   Dell Computer Corp.+...........       9,336,719       23,420,000
   320,000   Hewlett-Packard Co. ...........      22,393,890       21,860,000
   240,000   International Business Machines      38,612,310       44,340,000
              Corp. ........................
   595,000   Sun Microsystems Inc.+.........      22,143,722       50,946,875
                                              --------------   --------------
                                                  92,486,641      140,566,875
                                              --------------   --------------
             COMPUTER SOFTWARE AND SERVICES--10.3%
   335,000   BMC Software Inc.+.............      10,872,161       14,928,437
   670,600   Computer Sciences Corp.+.......      28,110,416       43,211,787
   560,000   EMC Corp.+.....................      28,179,147       47,600,000
   447,000   Microsoft Corp.+...............      40,741,130       61,993,313
   612,000   SunGard Data Systems Inc.+.....      22,149,129       24,288,750
                                              --------------   --------------
                                                 130,051,983      192,022,287
                                              --------------   --------------
             CONSUMER PRODUCTS--2.7%
   429,800   Gillette Co....................      17,752,867       20,764,712
   155,000   Procter & Gamble Co. ..........      11,668,444       14,153,438
   471,000   Ralston Purina Group...........      11,927,370       15,248,625
                                              --------------   --------------
                                                  41,348,681       50,166,775
                                              --------------   --------------
             DIVERSIFIED INDUSTRIAL--4.9%
   285,000   General Electric Co. ..........      24,961,368       29,087,812
   353,000   Honeywell Inc..................      23,745,632       26,585,312
   701,200   Sundstrand Corp................      36,249,882       36,374,750
                                              --------------   --------------
                                                  84,956,882       92,047,874
                                              --------------   --------------
             ELECTRONICS--3.6%
   335,000   Intel Corp.....................      31,964,246       39,718,437
   330,000   Texas Instruments Inc. ........      27,071,373       28,235,625
                                              --------------   --------------
                                                  59,035,619       67,954,062
                                              --------------   --------------
             ENTERTAINMENT--3.7%
   503,000   Disney (Walt) Co. .............      11,402,015       15,090,000
   860,000   Time Warner Inc................      36,903,431       53,373,750
    10,000   Viacom Inc., Cl. B+............         548,200          740,000
                                              --------------   --------------
                                                  48,853,646       69,203,750
                                              --------------   --------------
             FINANCIAL SERVICES--8.0%
   185,500   American International Group          6,114,574       17,923,937
              Inc. .........................
   944,500   Marsh & McLennan Companies           51,051,005       55,194,219
              Inc. .........................
   245,000   Merrill Lynch & Co. ...........      14,982,106       16,353,750
   750,750   Schwab (Charles) Corp. ........      15,458,751       42,182,766
   533,000   T. Rowe Price Associates             15,596,159       18,255,250
              Inc. .........................
                                              --------------   --------------
                                                 103,202,595      149,909,922
                                              --------------   --------------

                                                                   MARKET
  SHARES                                           COST            VALUE
  ------                                           ----            ------
             FINANCIAL SERVICES: BANKS--10.4%
   740,000   Bank of New York Inc. .........  $   21,770,862   $   29,785,000
   813,000   Mellon Bank Corp. .............      32,231,642       55,893,750
   770,000   Northern Trust Corp. ..........      43,379,525       67,230,625
   579,400   State Street Corp. ............      21,527,917       40,304,513
                                              --------------   --------------
                                                 118,909,946      193,213,888
                                              --------------   --------------
             FOOD AND BEVERAGE--2.3%
   200,000   Coca-Cola Co...................       8,520,813       13,375,000
   337,000   PepsiCo Inc....................       8,852,736       13,795,938
   553,000   Sysco Corp.....................       9,218,165       15,172,938
                                              --------------   --------------
                                                  26,591,714       42,343,876
                                              --------------   --------------
             HEALTH CARE--8.9%
   272,000   Abbott Laboratories............       6,344,738       13,328,000
   310,000   Baxter International Inc. .....      16,732,395       19,936,875
   304,000   Becton Dickinson & Co. ........      11,091,671       12,977,000
   252,000   Bristol-Myers Squibb Co. ......      27,726,373       33,720,750
   147,000   Johnson & Johnson..............       8,634,194       12,329,625
   160,000   Lilly (Eli) & Co. .............      10,721,594       14,220,000
   168,000   Merck & Co. Inc................      17,517,119       24,811,500
   123,000   Pfizer Inc.....................       8,504,608       15,428,813
   249,000   Warner-Lambert Co. ............      11,365,379       18,721,688
                                              --------------   --------------
                                                 118,638,071      165,474,251
                                              --------------   --------------
             PUBLISHING--5.7%
   600,000   Gannett Co. Inc. ..............      30,620,165       39,712,500
   217,000   McGraw-Hill Companies Inc. ....      11,715,279       22,106,875
   768,000   New York Times Co., Cl. A......      22,012,718       26,640,000
   255,000   Tribune Co.....................      10,548,414       16,830,000
                                              --------------   --------------
                                                  74,896,576      105,289,375
                                              --------------   --------------
             RETAIL--12.2%
 1,517,718   Home Depot Inc. ...............      24,493,089       92,865,370
   904,000   Lowe's Companies Inc. .........      31,411,002       46,273,500
   325,000   Rite Aid Corp..................      13,710,563       16,107,813
   517,100   Tiffany & Co...................      23,048,041       26,824,563
   440,000   Wal-Mart Stores Inc. ..........      27,264,250       35,832,500
   176,000   Walgreen Co....................       1,709,613       10,307,000
                                              --------------   --------------
                                                 121,636,558      228,210,746
                                              --------------   --------------
                                               1,278,350,781    1,856,792,563
             TOTAL COMMON STOCKS............
                                              --------------   --------------

PRINCIPAL
  AMOUNT
----------
             U.S. GOVERNMENT OBLIGATIONS--0.4%
$8,036,000   U.S. Treasury Bills, 4.09% to
              4.54%++, due 01/07/99 to
              03/18/99......................        7,980,107        7,982,413
                                               --------------   --------------

             TOTAL INVESTMENTS--100.0%......   $1,286,330,888*   1,864,774,976
                                               ==============

             OTHER ASSETS AND LIABILITIES (NET)--(0.0)%.....          (218,882)
                                                                --------------

             NET ASSETS--100.0%
              (52,671,581 shares outstanding)...............    $1,864,556,094
                                                                ==============

             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
              PER SHARE.....................................            $35.40
                                                                        ======

         ------------------------

           *  For Federal tax purposes:
              Aggregate cost............................   $1,287,370,751
                                                           ==============
              Gross unrealized appreciation.............   $  577,938,115
              Gross unrealized depreciation.............         (533,890)
                                                           --------------
              Net unrealized appreciation...............   $  577,404,225
                                                           ==============

---------------
 + Non-income producing security.
++ Represents annualized yield at date of purchase.

                See accompanying notes to financial statements.

                            THE GABELLI GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
----------------------------------------------------------

ASSETS:
  Investments, at value (Cost
    $1,286,330,888)........................  $1,864,774,976
  Cash.....................................             562
  Dividends receivable.....................       1,009,947
  Receivable for investments sold..........         181,346
  Receivable for capital shares sold.......       4,775,404
                                             --------------
    TOTAL ASSETS...........................   1,870,742,235
                                             --------------
LIABILITIES:
  Payable for Fund shares redeemed.........       3,469,624
  Payable for investment advisory fees.....       1,509,796
  Payable for distribution fees............         377,449
  Payable for custodian fees...............          47,000
  Payable to Trustees......................           2,056
  Other accrued expenses...................         780,216
                                             --------------
    TOTAL LIABILITIES......................       6,186,141
                                             --------------
    NET ASSETS applicable to 52,671,581
      shares outstanding...................  $1,864,556,094
                                             ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par
    value..................................  $      526,716
  Additional paid-in capital...............   1,286,184,261
  Distributions in excess of net realized
    gain on investments and foreign
    currency transactions..................        (598,971)
  Net unrealized appreciation on
    investments............................     578,444,088
                                             --------------
    TOTAL NET ASSETS.......................  $1,864,556,094
                                             ==============
    NET ASSET VALUE, offering and redemption price per
      share ($1,864,556,094 / 52,671,581
      shares outstanding; unlimited number
      of shares authorized of $0.01 par
      value)...............................          $35.40
                                                     ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
----------------------------------------------------------

INVESTMENT INCOME:
  Dividends.................................  $ 12,908,009
  Interest..................................     2,797,401
                                              ------------
    TOTAL INVESTMENT INCOME.................    15,705,410
                                              ------------
EXPENSES:
  Investment advisory fees..................    14,542,759
  Distribution fees.........................     3,508,441
  Shareholder services fees.................     1,096,456
  Custodian fees............................       235,178
  Trustees' fees............................        89,000
  Legal and audit fees......................        60,817
  Miscellaneous expenses....................       991,136
                                              ------------
    TOTAL EXPENSES..........................    20,523,787
                                              ------------
    NET INVESTMENT LOSS.....................    (4,818,377)
                                              ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain on investments and
    foreign currency transactions...........    87,865,238
  Net change in unrealized appreciation on
    investments.............................   299,383,776
                                              ------------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS............................   387,249,014
                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................  $382,430,637
                                              ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 1998    DECEMBER 31, 1997
                                                              -----------------    -----------------
OPERATIONS:
    Net investment loss.....................................   $   (4,818,377)       $  (1,809,135)
    Net realized gain on investments and foreign currency
     transactions...........................................       87,865,238          161,959,991
    Net change in unrealized appreciation on investments....      299,383,776          106,084,148
                                                               --------------        -------------
        Net increase in net assets resulting from
        operations..........................................      382,430,637          266,235,004
                                                               --------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income...................................               --              (47,113)
    In excess of net investment income......................               --               (8,321)
    Net realized gain on investments........................      (87,865,238)        (160,337,412)
    In excess of net realized gain on investments...........         (202,354)             (97,442)
                                                               --------------        -------------
        Total distributions to shareholders.................      (88,067,592)        (160,490,288)
                                                               --------------        -------------
SHARE TRANSACTIONS:
    Net increase in net assets from shares of beneficial
     interest transactions..................................      626,207,999          228,835,326
                                                               --------------        -------------
        Net increase in net assets..........................      920,571,044          334,580,042
NET ASSETS:
    Beginning of period.....................................      943,985,050          609,405,008
                                                               --------------        -------------
    End of period...........................................   $1,864,556,094        $ 943,985,050
                                                               ==============        =============

                See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Growth Fund (the "Fund") was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is capital appreciation. The Fund commenced investment operations on April 10, 1987.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Short term debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Permanent differences incurred during the year ended December 31, 1998 resulting from different book and tax accounting policies for currency gains and losses and certain distributions received by the Fund are reclassified between net investment income (loss) and net realized gain (loss) on investments at year end. For the year ended December 31, 1998, reclassifications were made to increase undistributed net investment loss for $4,818,377 and decrease distributions in excess of net realized gain on investments and foreign currency transactions for $3,085 with an offsetting adjustment to additional paid-in capital.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1998, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $3,508,441, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1998, other than short term securities, aggregated $1,098,283,197 and $563,841,299, respectively.

6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the year ended December 31, 1998.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                       YEAR ENDED                        YEAR ENDED
                                                                   DECEMBER 31, 1998                 DECEMBER 31, 1997
                                                             ------------------------------    ------------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
                                                             ------------    --------------    ------------    --------------
Shares sold................................................   31,588,783     $ 992,367,041      29,696,140     $ 857,263,991
Shares issued upon reinvestment of dividends...............    2,299,838        80,836,284       5,734,075       153,468,414
Shares redeemed............................................  (14,188,364)     (446,995,326)    (27,348,725)     (781,897,079)
                                                             -----------     -------------     -----------     -------------
    Net increase...........................................   19,700,257     $ 626,207,999       8,081,490     $ 228,835,326
                                                             ===========     =============     ===========     =============

8. SUBSEQUENT EVENT. On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940, as amended.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------
                                                                1998           1997          1996        1995        1994
                                                                ----           ----          ----        ----        ----
OPERATING PERFORMANCE:
  Net asset value, beginning of year.......................  $    28.63      $  24.14      $  22.16    $  19.68    $  23.26
                                                             ----------      --------      --------    --------    --------
  Net investment income/(loss).............................       (0.07)        (0.06)         0.03        0.05        0.07
  Net realized and unrealized gain/(loss) on investments...        8.58         10.34          4.27        6.39       (0.86)
                                                             ----------      --------      --------    --------    --------
  Total from investment operations.........................        8.51         10.28          4.30        6.44       (0.79)
                                                             ----------      --------      --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income....................................          --         (0.00)(a)     (0.02)      (0.05)      (0.08)
  In excess of net investment income.......................          --         (0.00)(a)        --          --       (0.01)
  Net realized gain on investments.........................       (1.74)        (5.79)        (2.30)      (3.91)      (2.39)
  In excess of net realized gains..........................       (0.00)(a)     (0.00)(a)        --          --       (0.31)
                                                             ----------      --------      --------    --------    --------
  Total distributions......................................       (1.74)        (5.79)        (2.32)      (3.96)      (2.79)
                                                             ----------      --------      --------    --------    --------
  NET ASSET VALUE, END OF PERIOD...........................  $    35.40      $  28.63      $  24.14    $  22.16    $  19.68
                                                             ==========      ========      ========    ========    ========
  Total return+............................................       29.8%         42.6%         19.4%       32.7%       (3.4)%
                                                             ==========      ========      ========    ========    ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's).....................  $1,864,556      $943,985      $609,405    $533,041    $482,471
  Ratio of net investment income/(loss) to average net
    assets.................................................     (0.33)%       (0.23)%          0.12%      0.22%       0.31%
  Ratio of operating expenses to average net assets........       1.41%         1.43%         1.43%       1.44%       1.36%
  Portfolio turnover rate..................................         40%           83%           88%        140%         40%

---------------

 + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.

                See accompanying notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE GABELLI GROWTH FUND
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Growth Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

1177 Avenue of the Americas
New York, New York
February 25, 1999

                  1998 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 1998, the Fund paid to shareholders, on December 28, 1998, long term capital gains totaling $1.745 per share. The Fund did not make an ordinary income distribution (comprised of net investment income and short term capital gains) in 1998.

>



                                                    APPENDIX A



                                       DESCRIPTION OF CORPORATE DEBT RATINGS


MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.




Should no rating be assigned, the reason may be one of the following:

1.       An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3.       There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody's Investors Services,
         Inc.'s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa A, Baa Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1.


STANDARD & POOR'S RATINGS SERVICE

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's Ratings Service, a division of
         McGraw-Hill Companies, Inc. ("S&P"). Capacity to pay interest and repay principal is extremely strong.
AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.
A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.
BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.
C1: The rating C1 is reserved for income bonds on which no interest is being paid.
D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
Plus(+) Or Minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.




                                             PART C: OTHER INFORMATION



Item 23.          Financial Statements and Exhibits

         Exhibits

         All references are to the Registrant's registration statement on Form N-1A as filed with the Securities and Exchange Commission ("SEC") on December 4, 1986, File Nos. 33-10583 and 811-4873 (the "Registration Statement").

         (a)      Declaration of Trust will be filed by Amendment.


         (b) Registrant's By-laws are incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N1-A as filed with the SEC on April 30, 1997 (Accession No.
                  0000927405-97-000149) ("Post-Effective Amendment No. 14").

         (c)      Not applicable.

         (d)      Amended  and  Restated   Investment  Advisory  Agreement  with
                  Gabelli Funds, Inc. dated May 12, 1992 is incorporated by reference to Post-Effective Amendment No. 14.




         (e) Amended and Restated Distribution Agreement dated May 11, 1992 is incorporated by reference to Post-Effective Amendment No. 14.


                  Amended and Restated Distribution Agreement dated February 17, 1999 was filed herewith.


         (f)      Not applicable.

         (g) Custody Agreement dated January 22, 1986 is incorporated by reference to Post-Effective Amendment No. 14.

                  Amendment to Custody Agreement dated February 14, 1991 is incorporated by reference to Post-Effective Amendment No. 14.

                  Amendment  to  Custody   Agreement   dated  May  13,
                  1991  is   incorporated   by  reference  to
                  Post-Effective Amendment No. 14.

         (h)  Transfer   Agency   Agreement  is  incorporated  by  reference  to
Post-Effective Amendment No. 14.

                  Sub-Administration Agreement with The Shareholder Services Group, Inc. (now known as First Data
                  Investor Services Group, Inc.) dated May 1, 1995 is incorporated by reference to Post-Effective
                  Amendment No. 14.


         (i)      Opinion of Counsel is filed herewith.




         (j)      Consent of Independent Accountants is filed herewith.


                  Powers of Attorney for Mario J. Gabelli, Felix J. Christiana, Anthony J. Colavita, James P.
                  Conn,  Karl  Otto  Pohl,  Anthony  R.  Pustorino,
                  Anthony Torna and Anthonie C. van Ekris are incorporated by reference to Post-Effective Amendment No. 14.

                  Power of Attorney for John D. Gabelli is filed herewith.

         (k)      Not applicable.

         (l) Agreement with initial shareholder dated is incorporated by reference to Post-Effective Amendment No. 14.


         (m) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 is incorporated by reference to Post-Effective Amendment No. 14.

                  Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class AAA Series Shares is incorporated by reference to Post-Effective Amendment No. 16.

                  Plan of Distribution pursuant to Rule 12b-1 relating to Class A Series Shares is incorporated by reference to Post-Effective Amendment No. 16.

                  Plan of Distribution pursuant to Rule 12b-1 relating to Class B Series Shares is incorporated by reference to Post-Effective Amendment No. 16.

                  Plan of Distribution pursuant to Rule 12b-1 relating to Class C Series Shares is incorporated by reference to Post-Effective Amendment No. 16.


         (n) Financial Data Schedule is filed herewith.


         (o) Rule 18f-3 Multi-Class Plan is incorporated by reference to Post-Effective Amendment No. 16.


Item 24.          Persons Controlled by or Under Common Control with Registrant

                  None

Item 25.          Indemnification

                  Reference is made to Subdivision (c) of Section 12 of Article Seventh of Registrant's Declaration of Trust.

                  Insofar as indemnification of liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, its By-laws, the Management Agreement, the Sub-Advisory Agreement, the Administration Agreement and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act.

Item 26.          Business and Other Connections of Investment Adviser

                  Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

                  The information required by this Item 26 of directors, officers or partners of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or such directors, officers or partners during the past two years, is incorporated by reference to Form ADV filed by the Adviser under 1940 Act (SEC File No. 801-37706).

Item 27.          Principal Underwriter


(a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli ABC Fund, The Gabelli Asset Fund, The Gabelli Capital Asset Fund, The Gabelli Convertible Securities Fund, Inc., The Gabelli Equity Income Fund, The Gabelli Equity Trust Inc., The Gabelli Global Convertible Securities Fund, The Gabelli Global Interactive Couch Potato(R)Fund, The Gabelli Global Multimedia Trust Inc., The Gabelli Global Telecommunications Fund, Gabelli Gold Fund, The Gabelli Growth Fund, The Gabelli International Growth Fund, Inc., The Gabelli Global Opportunity Fund, The Gabelli Small Cap Growth Fund, The Gabelli U.S. Treasury Money Market Fund, The Gabelli Value Fund, Inc., The Treasurer's Fund, Inc. and the Gabelli Westwood Funds.


         (b) The information required by this Item 27 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company under the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

         (c)      Not applicable.

Item 28.          Location of Accounts and Records


                  All such  accounts,  books and  other  documents  required  by
                  Section 31(a) of the 1940 Act and Rules 31a-1 through 31a-3 thereunder are maintained at the offices of the Adviser,
                  Gabelli Funds, Inc., One Corporate Center, Rye, New York 10580-1434, First Data Investor Services Group, Inc., 101 Federal Street, Boston, Massachusetts 02110, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy, Massachusetts, 02171.


Item 29.          Management Services

                  Not applicable.

Item 30.          Undertakings

                  Not applicable.







                                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, THE GABELLI GROWTH FUND, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 17 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 30th day of April, 1999.

                             THE GABELLI GROWTH FUND


                             By: /s/ Bruce N. Alpert
                                 Bruce N. Alpert
                                 President and Treasurer

------------------------------------------------------------------------------
Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                    Title                                        Date

/s/ John D. Gabelli          Trustee                             April 30, 1999
---------------------------
John J. Gabelli

/s/ Mario J. Gabelli*     Principal Executive Officer and TrusteeApril 30, 1999
-----------------------------
Mario J. Gabelli

/s/ Bruce N. Alpert      President and Treasurer                  April 30, 1999
-----------------------------
Bruce N. Alpert

/s/ Felix J. Christiana* Trustee                                  April 30, 1999
-----------------------------
Felix J Christiana

/s/ Anthony J. Colavita*    Trustee                               April 30, 1999
-----------------------------
Anthony J. Colavita

/s/ James P. Conn*         Trustee                               April 30, 1999
-----------------------------
James P. Conn

/s/ Karl Otto Pohl*       Trustee                                April 30, 1999
-----------------------------
Karl Otto Pohl

/s/ Anthony R. Pustorino* Trustee                                 April 30, 1999
-----------------------------
Anthony R. Pustorino

/s/ Anthony Torna*      Trustee                                   April 30, 1999
Anthony Torna

/s/ Anthonie C. van Ekris* Trustee                                April 30, 1999
-----------------------------
Anthonie C. van Ekris

*By: /s/ Bruce N. Alpert
         Bruce N. Alpert
         Attorney-in-fact







                                               SCHEDULE OF EXHIBITS

     EXHIBIT

        (i)                Opinion of Counsel.

      (j)(1)               Consent of Independent Accountants.

      (j)(2)               Power of Attorney.

        (n)                Financial Data Schedule.